                                                                EXHIBIT h(69)(b)

                                 AMENDMENT NO. 1
                             PARTICIPATION AGREEMENT

         The Participation Agreement (the "Agreement"), dated December 31, 1997, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, First MetLife Investors Insurance Company (formerly First Cova Life Insurance Company), a New York life insurance company and Cova Life Sales Company, Inc., a California corporation, is hereby amended as follows:

         It is agreed that Effective March 22, 2001, MetLife Investors Distribution Company will assume the duties and responsibilities as principal underwriter of the contracts and become a party to this agreement in place of Cova Life Sales Company.

         Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

          FUNDS AVAILABLE UNDER THE                   SEPARATE ACCOUNTS                      CONTRACTS FUNDED BY THE
                  POLICIES                            UTILIZING THE FUNDS                     SEPARATE ACCOUNTS

AIM V.I. Capital Appreciation Fund             First MetLife Investors Variable               - CONTRACT FORM #CNY-672
AIM V.I. International Equity Fund             Annuity Account One
AIM V.I. Value Fund

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date:   February 12, 2001



                                         AIM VARIABLE INSURANCE FUNDS

Attest: /s/ Michelle Grace               By: /s/ Robert H. Graham
        ------------------------             ----------------------------------
Name:   P. Michelle Grace                    Name:  Robert H. Graham
Title:  Assistant Secretary                  Title: President


(SEAL)


                                         A I M DISTRIBUTORS, INC.



Attest: /s/ Michelle Grace               By: /s/ Michael J. Cemo
        ------------------------             ----------------------------------
Name:   P. Michelle Grace                    Name:  Michael J. Cemo
Title:  Assistant Secretary                  Title: President


(SEAL)

                                           FIRST METLIFE INVESTORS INSURANCE
                                           COMPANY


Attest: /s/ CHERYL J. FINNEY               By:     /s/ RICHARD C. PEARSON
        ---------------------------                -----------------------------

Name:       Cheryl J. Finney               Name:       Richard C. Pearson
        ---------------------------                -----------------------------

Title:      Senior Vice President          Title:      Executive Vice President
        ---------------------------                -----------------------------


(SEAL)


                                           COVA LIFE SALES COMPANY, INC.



Attest: /s/ CHERYL J. FINNEY               By:     /s/ RICHARD C. PEARSON
        ---------------------------                -----------------------------

Name:       Cheryl J. Finney               Name:       Richard C. Pearson
        ---------------------------                -----------------------------

Title:      Senior Vice President          Title:      Executive Vice President
        ---------------------------                -----------------------------


(SEAL)


                                           METLIFE INVESTORS DISTRIBUTION
                                           COMPANY

Attest: /s/ CHERYL J. FINNEY               By:     /s/ RICHARD C. PEARSON
        ---------------------------                -----------------------------

Name:       Cheryl J. Finney               Name:       Richard C. Pearson
        ---------------------------                -----------------------------

Title:      Senior Vice President          Title:      Executive Vice President
        ---------------------------                -----------------------------


(SEAL)




                                  Page 2 of 2